UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2017

Brandywine Realty Trust

Brandywine Operating Partnership, L.P.

(Exact name of registrant as specified in charter)

Maryland (Brandywine Realty Trust)	001-9106	23-2413352

Delaware	000-24407	23-2862640
(Brandywine Operating Partnership, L.P.)	(Commission file number)	(I.R.S. Employer Identification Number)
(State or Other Jurisdiction of Incorporation or Organization)

555 East Lancaster Avenue, Suite 100

Radnor, PA 19087

(Address of principal executive offices)

(610) 325-5600

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

Brandywine Realty Trust (the "Parent Company") is the sole general partner of Brandywine Operating Partnership, L.P. (the "Operating Partnership") and owns its assets and conducts its operations through the Operating Partnership and subsidiaries of the Operating Partnership.  The Parent Company, the Operating Partnership and their consolidated subsidiaries are collectively referred to in this report as the “Company.”

On February 2, 2017, the Company sold two properties containing an aggregate of 350,256 square feet (the "Concord Properties") located in Concord, California for a gross sales price of $33.1 million.  The Concord Properties were 100.0% occupied at closing and were built in 1984.  The disposition of the Concord Properties was structured as a tax deferred like-kind exchange under Section 1031 of the Internal Revenue Code of 1986.  The Company has deposited with a qualified intermediary the proceeds from the sale, totaling $32.0 million after closing costs and prorations, to be held pending reinvestment in qualifying replacement property under Section 1031.  The Company is not affiliated with the buyer, and the terms of the transaction were determined through arm's-length negotiations.  The individual listing of the Properties is shown below:

Property	No. of Buildings	Square Feet
1200 Concord Avenue	1	175,103
1220 Concord Avenue	1	175,153
Total	2	350,256

Item 9.01 Financial Statements and Exhibits.

(a) Pro Forma Financial Information

The unaudited pro forma consolidated balance sheets of each of Brandywine Realty Trust and Brandywine Operating Partnership, L.P. as of September 30, 2016 and unaudited pro forma consolidated statements of operations of each of Brandywine Realty Trust and Brandywine Operating Partnership, L.P. for the nine months ended September 30, 2016 and for the year ended December 31, 2015, including notes thereto, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b) Exhibit 99.1 Description

Exhibit 99.1 Unaudited pro forma consolidated balance sheets of each of Brandywine Realty Trust and Brandywine Operating Partnership, L.P. as of September 30, 2016 and the unaudited pro forma consolidated statements of operations of each of Brandywine Realty Trust and Brandywine Operating Partnership L.P., for the nine months ended September 30, 2016 and for the year ended December 31, 2015, including notes thereto.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, hereunto duly authorized.

Brandywine Realty Trust

By:	/s/ Thomas E. Wirth
Thomas E. Wirth
Executive Vice President and Chief Financial Officer

Brandywine Operating Partnership L.P.,

By:	Brandywine Realty Trust, its sole General Partner

By:	/s/ Thomas E. Wirth
Thomas E. Wirth
Executive Vice President and Chief Financial Officer

Date:  February 7, 2017

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